Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund	September 30, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 128.7% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 6.9%
Azure Midstream Energy LLC (2.000% Cash and 4.500% PIK) 6.500% (LIBOR03M + 1.000%) due 03/31/2023 «~(b)	$9,246	$9,245
Blackstone CQP Holdco LP 3.725% (LIBOR03M + 3.500%) due 09/30/2024 ~	3,269	3,206
Caesars Resort Collection LLC 4.647% - 4.772% (LIBOR03M + 4.500%) due 07/21/2025 ~	1,000	971
Coty, Inc. 2.409% (LIBOR03M + 2.250%) due 04/07/2025 ~	3,990	3,580
Illuminate Buyer LLC 4.147% (LIBOR03M + 4.000%) due 06/16/2027 ~	1,000	994
Rosefield Pipeline Co. LLC 14.500% (LIBOR03M + 12.500%) due 08/22/2023 «~	6,654	6,095
Total Loan Participations and Assignments (Cost $24,424)		24,091
CORPORATE BONDS & NOTES 48.5%
BANKING & FINANCE 1.8%
Genworth Mortgage Holdings, Inc. 6.500% due 08/15/2025	2,000	2,094
Washington Prime Group LP 6.450% due 08/15/2024	8,260	4,214
		6,308
INDUSTRIALS 37.5%
Ascend Learning LLC 6.875% due 08/01/2025	2,300	2,349
Ascent Resources Utica Holdings LLC 10.000% due 04/01/2022	1,100	1,086
Black Knight InfoServ LLC 3.625% due 09/01/2028	1,000	1,012
Buckeye Partners LP 5.850% due 11/15/2043 (h)	6,000	5,577
Callon Petroleum Co. 6.375% due 07/01/2026	14,700	3,654
Cenovus Energy, Inc.
5.375% due 07/15/2025	1,000	964
6.750% due 11/15/2039	4,100	4,120
Cheniere Energy, Inc. 4.625% due 10/15/2028	4,000	4,112
CNX Resources Corp. 7.250% due 03/14/2027	2,000	2,043
Comstock Resources, Inc. 9.750% due 08/15/2026	2,500	2,568
Core & Main LP 6.125% due 08/15/2025	2,000	2,030
Energy Transfer Operating LP
3.750% due 05/15/2030	2,000	1,940
6.250% due 04/15/2049	3,800	3,921
EnLink Midstream Partners LP 4.850% due 07/15/2026 (h)	8,000	6,931
Entercom Media Corp. 7.250% due 11/01/2024	4,500	3,772
EQM Midstream Partners LP 5.500% due 07/15/2028 (h)	3,100	3,128
Global Partners LP 6.875% due 01/15/2029 (a)(g)	1,000	1,013
Gran Tierra Energy, Inc. 7.750% due 05/23/2027	10,000	3,494
Hilton Domestic Operating Co., Inc. 4.875% due 01/15/2030	2,000	2,064
Indigo Natural Resources LLC 6.875% due 02/15/2026	5,000	4,879
Intelligent Packaging Ltd. Finco, Inc. 6.000% due 09/15/2028	1,000	1,016
Intelsat Jackson Holdings S.A. 8.500% due 10/15/2024 ^(c)	4,400	2,849
Matador Resources Co. 5.875% due 09/15/2026	3,900	3,268
Melco Resorts Finance Ltd. 5.750% due 07/21/2028	5,000	5,099

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2020 (Unaudited)

NuStar Logistics LP 6.375% due 10/01/2030 (g)	3,000	3,120
Occidental Petroleum Corp.
3.500% due 08/15/2029	1,450	1,114
6.450% due 09/15/2036	2,200	1,874
Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028	1,700	1,771
7.375% due 06/01/2025	700	712
Pioneer Natural Resources Co. 1.900% due 08/15/2030	2,600	2,447
ReNew Power Pvt Ltd. 5.875% due 03/05/2027	3,000	3,010
Rockies Express Pipeline LLC 4.950% due 07/15/2029	4,000	3,895
Rockpoint Gas Storage Canada Ltd. 7.000% due 03/31/2023	10,330	9,619
Royal Caribbean Cruises Ltd. 9.125% due 06/15/2023	3,400	3,608
Scripps Escrow, Inc. 5.875% due 07/15/2027	300	290
Southwestern Energy Co. 8.375% due 09/15/2028	2,000	1,969
Station Casinos LLC 4.500% due 02/15/2028	2,100	1,946
Sunoco LP 5.875% due 03/15/2028 (i)	1,900	1,950
Transocean Guardian Ltd. 5.875% due 01/15/2024	6,442	4,187
USA Compression Partners LP
6.875% due 04/01/2026 (g)	2,400	2,383
6.875% due 09/01/2027 (g)	4,900	4,867
WMG Acquisition Corp. 3.000% due 02/15/2031	3,600	3,509
WPX Energy, Inc. 5.250% due 10/15/2027	2,300	2,338
Wynn Macau Ltd. 5.500% due 01/15/2026	4,100	4,048
		131,546
UTILITIES 9.2%
Archrock Partners LP
6.250% due 04/01/2028 (h)	2,500	2,363
6.875% due 04/01/2027 (h)	2,400	2,311
Endeavor Energy Resources LP
5.750% due 01/30/2028	3,100	3,121
6.625% due 07/15/2025	2,600	2,676
Enviva Partners LP 6.500% due 01/15/2026 (g)	6,000	6,334
Greenko Solar Mauritius Ltd. 5.950% due 07/29/2026	2,900	3,012
ONEOK, Inc. 3.100% due 03/15/2030	2,100	2,025
Parsley Energy LLC 4.125% due 02/15/2028	4,300	4,052
Tallgrass Energy Partners LP 7.500% due 10/01/2025 (h)	1,000	1,006
Targa Resources Partners LP
4.875% due 02/01/2031 (h)	1,200	1,164
5.000% due 01/15/2028 (h)	2,000	1,955
Transocean Poseidon Ltd. 6.875% due 02/01/2027	2,950	2,375
		32,394
Total Corporate Bonds & Notes (Cost $195,182)		170,248
	SHARES
COMMON STOCKS 15.4%
ENERGY 15.4%
CNX Resources Corp. (d)	126,890	1,198
EQT Corp.	285,000	3,685
Hess Midstream LP 'A' (h)	397,373	6,000
Kinder Morgan, Inc.	444,620	5,482
ONEOK, Inc.	132,000	3,429
Pembina Pipeline Corp.	77,000	1,634
Plains GP Holdings LP 'A' (i)	232,000	1,413
Rattler Midstream LP (i)	232,000	1,381
TC Energy Corp.	134,662	5,653
Venture Global LNG, Inc.'C' «(d)(j)	2,885	16,312
Williams Cos., Inc.	398,900	7,839

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2020 (Unaudited)

Total Common Stocks (Cost $62,084)		54,026
MASTER LIMITED PARTNERSHIPS 5.9%
ENERGY 5.9%
Cheniere Energy Partners LP	72,000	2,395
Crestwood Equity Partners LP	384,342	4,789
DCP Midstream LP	342,094	3,821
Enable Midstream Partners LP	740,200	3,064
Noble Midstream Partners LP	166,606	1,220
NuStar Energy LP	237,000	2,517
Oasis Midstream Partners LP	132,817	823
TC PipeLines LP	83,000	2,123
Total Master Limited Partnerships (Cost $48,988)		20,752
PREFERRED SECURITIES 2.7%
INDUSTRIALS 2.7%
Rivian Automotive, Inc. «(j)	608,688	9,429
Total Preferred Securities (Cost $9,429)		9,429
SHORT-TERM INSTRUMENTS 49.3%
REPURCHASE AGREEMENTS (k) 14.8%		52,138
	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 34.5%
0.104% due 10/01/2020 - 01/07/2021 (e)(f)(m)(o)	121,286	121,274
Total Short-Term Instruments (Cost $173,411)		173,412
Total Investments in Securities (Cost $513,518)		451,958
Total Investments 128.7% (Cost $513,518)		$451,958
Financial Derivative Instruments (l)(n) (30.6)%(Cost or Premiums, net $(1,645))		(107,421)
Other Assets and Liabilities, net 1.9%		6,767
Net Assets Applicable to Common Shareholders 100.0%		$351,304

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2020 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Comprises of a debt issuance of a qualified publicly-traded partnership (“QPTP”).
(h)

As a result of the completion of a recent corporation action, common units of the previous QPTP are no longer publicly traded. The succeeding entity per the respective corporate action is treated as a Corporation for U.S. Tax purposes.

(i)	This Company is structured like a Master Limited Partnership, but is not treated as a QPTP for required regulated investment company (“RIC”) asset diversification purposes.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rivian Automotive, Inc.	07/10/2020	$9,429	$9,429	2.69%
Venture Global LNG, Inc.'C'	06/27/2019	15,002	16,312	4.64
$24,431	$25,741	7.33%
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(k)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.100%	09/30/2020	10/01/2020	$13,700	U.S. Treasury Bonds 1.125% due 05/15/2040	$(13,887)	$13,700	$13,700
BPS	0.110	09/30/2020	10/01/2020	2,600	Ginnie Mae 4.000% due 02/20/2049	(2,673)	2,600	2,600
FICC	0.000	09/30/2020	10/01/2020	2,571	U.S. Treasury Notes 1.750% due 07/31/2021	(2,623)	2,571	2,571
GSC	0.110	09/30/2020	10/01/2020	13,700	Fannie Mae 3.500% due 08/01/2049	(14,315)	13,700	13,700
SSB	0.000	09/30/2020	10/01/2020	467	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(476)	467	467
TDM	0.100	09/30/2020	10/01/2020	5,400	U.S. Treasury Notes 0.125% due 09/30/2022	(5,515)	5,400	5,400
0.110	09/30/2020	10/01/2020	13,700	U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2046	(13,914)	13,700	13,700
Total Repurchase Agreements	$(53,403)	$52,138	$52,138
(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Brent Crude December Futures	10/2021	31	$1,412	$219	$25	$0
Gas Oil June Futures	06/2021	134	4,827	(49)	50	0
Henry Hub Natural Gas April Futures	03/2021	50	349	15	0	0
Henry Hub Natural Gas August Futures	07/2021	52	366	18	0	(1)
Henry Hub Natural Gas July Futures	06/2021	52	365	17	0	0

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2020 (Unaudited)

Henry Hub Natural Gas June Futures	05/2021	50	347	12	0	0
Henry Hub Natural Gas May Futures	04/2021	52	357	9	0	0
Henry Hub Natural Gas October Futures	09/2021	52	368	21	0	0
Henry Hub Natural Gas September Futures	08/2021	50	350	16	0	0
Natural Gas December Futures	11/2020	175	5,455	(48)	1	(54)
Natural Gas February Futures	01/2021	250	8,053	(46)	2	(48)
Natural Gas November Futures	10/2020	75	1,895	(154)	0	(26)
New York Harbor ULSD December Futures	11/2020	53	2,594	(172)	198	0
New York Harbor ULSD March Futures	02/2021	152	7,699	89	92	0
RBOB Gasoline March Futures	02/2021	5	251	5	3	0
WTI Crude December Futures	11/2022	23	1,012	78	18	0
WTI Crude June Futures	05/2022	8	348	26	7	0
$56	$396	$(129)
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Brent Crude December Futures	10/2020	53	$(2,242)	$150	$0	$(92)
Brent Crude December Futures	10/2022	23	(1,089)	(127)	0	(18)
Brent Crude June Futures	04/2021	100	(4,439)	20	0	(82)
Brent Crude June Futures	04/2022	8	(372)	(17)	0	(6)
Brent Crude March Futures	01/2021	157	(6,823)	(62)	0	(68)
Natural Gas April Futures	03/2021	52	(582)	(56)	13	0
Natural Gas August Futures	07/2021	52	(582)	(39)	9	0
Natural Gas January Futures	12/2020	500	(16,335)	95	100	(4)
Natural Gas July Futures	06/2021	52	(585)	(41)	9	0
Natural Gas June Futures	05/2021	52	(561)	(35)	8	0
Natural Gas May Futures	04/2021	52	(587)	(44)	13	0
Natural Gas September Futures	08/2021	52	(577)	(51)	10	0
WTI Crude December Futures	11/2021	31	(1,337)	(184)	0	(28)
$(391)	$162	$(298)
Total Futures Contracts	$(335)	$558	$(427)
(m)

Securities with an aggregate market value of $2,587 and cash of $102 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability
BOA	11/2020	EUR	133	$156	$0	$0
07/2021	2,600	3,083	16	0
BPS	11/2020	CAD	9,910	7,488	44	0
11/2020	$1,488	CAD	1,989	6	0
BRC	11/2020	61	EUR	52	0	(1)
CBK	11/2020	EUR	1,192	$1,410	12	0
11/2020	$65	EUR	54	0	(1)
GLM	07/2021	3,316	2,782	0	(34)
HUS	11/2020	CAD	2,736	$2,069	14	0
11/2020	EUR	424	505	7	0
11/2020	GBP	137	179	2	0
11/2020	$998	EUR	842	0	(10)
JPM	11/2020	EUR	153	$181	2	0
11/2020	$96	EUR	81	0	(1)
07/2021	EUR	2,600	$2,981	0	(86)
MYI	11/2020	CAD	1,447	1,096	9	0
SSB	11/2020	$149	EUR	126	0	(1)
UAG	11/2020	CAD	1,492	$1,132	11	0
11/2020	EUR	2,857	3,385	32	0
Total Forward Foreign Currency Contracts	$155	$(134)
SWAP AGREEMENTS:
COMMODITY FORWARD SWAPS
Swap Agreements, at Value
Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Pay	EURMARGIN 4Q20	$3.230	Maturity	12/31/2020	28,890	$(2)	$1	$0	$(1)
Receive	EURMARGIN 1Q21	6.000	Maturity	03/31/2021	35,190	(101)	(2)	0	(103)
Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	10,200	(29)	7	0	(22)
GST	Receive	EURMARGIN 4Q20	5.950	Maturity	12/31/2020	4,200	0	(11)	0	(11)
Receive	EUROBOBCO CAL20	6.150	Maturity	12/31/2020	15,000	0	(42)	0	(42)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2020 (Unaudited)

JPM	Receive	EBOBFUEL CAL20		21.950	Maturity	12/31/2020	3,300	0	(41)	0	(41)
	Receive	EURMARGIN 4Q20		5.875	Maturity	12/31/2020	45,000	0	(117)	0	(117)
	Receive	EURMARGIN CAL21		6.350	Maturity	12/31/2021	16,800	(47)	8	0	(39)
	Receive	EURMARGIN G0-Z0		6.900	Maturity	12/31/2020	45,900	0	(164)	0	(164)
	Receive	EUROBOBCO CAL21		7.700	Maturity	12/31/2021	5,040	(16)	(2)	0	(18)
MAC	Receive	EBOBFUEL CAL20		22.100	Maturity	12/31/2020	3,000	0	(38)	0	(38)
	Receive	EUROBOBCO CAL21		4.950	Maturity	12/31/2021	240,000	(1,450)	1,246	0	(204)
MYC	Receive	EBOBFUEL CAL20		21.500	Maturity	12/31/2020	2,700	0	(32)	0	(32)
	Receive	EURMARGIN 4Q20		5.850	Maturity	12/31/2020	5,400	0	(14)	0	(14)
	Receive	EURMARGIN CAL21		3.000	Maturity	12/31/2021	18,000	0	18	18	0
	Receive	EURMARGIN CAL21		3.450	Maturity	12/31/2021	10,200	0	5	5	0
	Receive	EURMARGIN CAL21		3.470	Maturity	12/31/2021	16,800	0	9	9	0
	Receive	EURMARGIN G0-Z0		7.550	Maturity	12/31/2020	75,000	0	(317)	0	(317)
	Receive	ULSDCO 2H20		10.620	Maturity	12/31/2020	6,300	0	(39)	0	(39)
								$(1,645)	$475	$32	$(1,202)
TOTAL RETURN SWAPS ON EQUITY INDICES
										Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Receive	AMNAX Index	9,879	0.802% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	$3,701	$0	$(313)	$0	$(313)
	Receive	AMNAX Index	10,228	0.851% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	3,781	0	(274)	0	(274)
CBK	Receive	AMZX Index	11,229	0.501% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	7,451	0	(565)	0	(565)
								$0	$(1,152)	$0	$(1,152)
TOTAL RETURN SWAPS ON SECURITIES
										Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Receive	Crestwood Equity Partners LP	146,000	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	$4,943	$0	$(2,059)	$0	$(2,059)
	Receive	DCP Midstream LP	139,000	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	3,269	0	(1,528)	0	(1,528)
	Receive	Enable Midstream Partners LP	89,000	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	911	0	(492)	0	(492)
	Receive	Energy Transfer LP	1,365,000	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	17,518	0	(9,021)	0	(9,021)
	Receive	Enterprise Products Partners LP	702,000	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	19,537	0	(7,682)	0	(7,682)
	Receive	Equitrans Midstream Corp.	336,720	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	3,763	0	(872)	0	(872)
	Receive	Magellan Midstream Partners LP	74,000	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	4,765	0	(2,047)	0	(2,047)
	Receive	MPLX LP	412,000	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	10,327	0	(3,081)	0	(3,081)
	Receive	Phillips 66 Partners LP	194,000	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	11,941	0	(7,104)	0	(7,104)
	Receive	Plains All American Pipeline LP	559,000	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	10,181	0	(6,523)	0	(6,523)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2020 (Unaudited)

	Receive	Western Gas Partners LP	149,000	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	2,901	0	(1,548)	0	(1,548)
	Receive	Equitrans Midstream Corp.	388,850	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/15/2021	3,075	0	267	267	0
	Receive	Holly Energy Partners LP	125,000	0.149% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/15/2021	1,987	0	(428)	0	(428)
	Receive	Western Gas Partners LP	448,225	0.701% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/15/2021	3,598	0	118	118	0
BRC	Receive	DCP Midstream LP	40,000	0.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	941	0	(440)	0	(440)
FAR	Receive	Crestwood Equity Partners LP	103,000	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	3,506	0	(1,438)	0	(1,438)
	Receive	DCP Midstream LP	82,000	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	1,929	0	(906)	0	(906)
	Receive	Enable Midstream Partners LP	118,000	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	1,208	0	(655)	0	(655)
	Receive	Energy Transfer LP	1,030,000	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	13,219	0	(6,809)	0	(6,809)
	Receive	Enterprise Products Partners LP	670,000	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	18,646	0	(7,359)	0	(7,359)
	Receive	Equitrans Midstream Corp.	251,320	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	2,809	0	(651)	0	(651)
	Receive	Magellan Midstream Partners LP	148,560	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	9,567	0	(4,111)	0	(4,111)
	Receive	MPLX LP	318,000	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	7,970	0	(2,379)	0	(2,379)
	Receive	NuStar Energy LP	50,000	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	1,390	0	(801)	0	(801)
	Receive	Phillips 66 Partners LP	103,000	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	6,340	0	(3,751)	0	(3,751)
	Receive	Plains All American Pipeline LP	449,000	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	8,177	0	(5,240)	0	(5,240)
	Receive	Western Gas Partners LP	216,550	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2021	4,216	0	(2,260)	0	(2,260)
	Receive	Equitrans Midstream Corp.	125,330	0.731% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/15/2021	982	0	95	95	0
	Receive	Holly Energy Partners LP	128,520	0.726% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/15/2021	1,938	0	(340)	0	(340)
	Receive	Western Gas Partners LP	285,225	0.731% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/15/2021	2,369	0	(5)	0	(5)
GST	Receive	Crestwood Equity Partners LP	131,000	0.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	4,373	0	(1,910)	0	(1,910)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2020 (Unaudited)

	Receive	DCP Midstream LP	97,000	0.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	2,281	0	(1,068)	0	(1,068)
	Receive	Enable Midstream Partners LP	162,000	0.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	1,659	0	(896)	0	(896)
	Receive	Energy Transfer LP	799,000	0.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	10,254	0	(5,320)	0	(5,320)
	Receive	Enterprise Products Partners LP	398,000	0.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	11,077	0	(4,364)	0	(4,364)
	Receive	Equitrans Midstream Corp.	195,200	0.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	2,182	0	(506)	0	(506)
	Receive	MPLX LP	399,000	0.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	10,001	0	(3,036)	0	(3,036)
	Receive	NuStar Energy LP	130,000	0.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	3,615	0	(2,134)	0	(2,134)
	Receive	Phillips 66 Partners LP	72,680	0.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	4,473	0	(2,539)	0	(2,539)
	Receive	Plains All American Pipeline LP	274,000	0.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	4,990	0	(3,201)	0	(3,201)
	Receive	Western Gas Partners LP	117,425	0.801% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	2,286	0	(1,227)	0	(1,227)
								$0	$(105,251)	$480	$(105,731)
Total Swap Agreements								$(1,645)	$(105,928)	$512	$(108,085)
(o)

Securities with an aggregate market value of $108,968 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments						$0	$8,751	$15,340		$24,091
Corporate Bonds & Notes
	Banking & Finance					0	6,308	0		6,308
	Industrials					0	131,546	0		131,546
	Utilities					0	32,394	0		32,394
Common Stocks
	Energy					37,714	0	16,312		54,026
Master Limited Partnerships
	Energy					20,752	0	0		20,752
Preferred Securities
	Industrials					0	0	9,429		9,429
Short-Term Instruments
	Repurchase Agreements					0	52,138	0		52,138
	U.S. Treasury Bills					0	121,274	0		121,274
Total Investments						$58,466	$352,411	$41,081		$451,958
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared						558	0	0		558
Over the counter						0	667	0		667
						$558	$667	$0		$1,225
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared						(427)	0	0		(427)
Over the counter						0	(108,219)	0		(108,219)
						$(427)	$(108,219)	$0		$(108,646)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2020 (Unaudited)

Total Financial Derivative Instruments					$131		$(107,552)	$0	$(107,421)
Totals					$58,597		$244,859	$41,081	$344,537

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:
Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$15,033	$9,295	$(9,183)	$8	$(92)	$279	$0	$0	$15,340	$175
Common Stocks
Energy	16,392	0	0	0	0	(80)	0	0	16,312	(80)
Preferred Securities
Industrials	0	9,429	0	0	0	0	0	0	9,429	0
Totals	$31,425	$18,724	$(9,183)	$8	$(92)	$199	$0	$0	$41,081	$95
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2020	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments		$15,340	Reference Instrument			Yield			10.248 - 12.464	11.584
Common Stocks
Energy		16,312	Discounted Cash Flow			Discount Rate			10.842	—
Preferred Securities
Industrials		9,429	Recent Transaction			Purchase Price			15.490	—
Total		$41,081
(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

The Subsidiary, a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands, acts as investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Subsidiary was formed on December 14, 2018. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. A subscription agreement was entered into between the Fund and the Subsidiary on January 29, 2019 comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 7.9% of the Fund’s consolidated net assets.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund, less any liabilities, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may

Notes to Financial Statements (Cont.)

materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed

Notes to Financial Statements (Cont.)

from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services LLC
BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	PER	Pershing LLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
AMNAX	Alerian Midstream Energy Total Return Index	EBOBFUEL	Argus Eurobob Oxy Gasoline	LIBOR03M	3 Month USD-LIBOR
AMZX	Alerian MLP Total Return Index	EURMARGIN	European Refined Margin	ULSD	Ultra-Low Sulfur Diesel
BRENT	Brent Crude	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	ULSDCO	Ultra-Low Sulfur Diesel Crude

Other Abbreviations:
LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
PIK	Payment-in-Kind	TBA	To-Be-Announced